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VOTING AGREEMENT

        THIS AGREEMENT is made as of the 22nd day of September, 2011

AMONG:

  The Persons Listed on Schedule A hereto

  (each such person a "Shareholder" and collectively the "Shareholders")

  -and-

  US GOLD CORPORATION, a corporation incorporated under the laws of the State of Colorado

  ("US Gold")

  -and-

  MINERA ANDES INC., a corporation incorporated under the laws of the Province of Alberta

  ("Minera Andes")

        WHEREAS each Shareholder is the registered and/or direct or indirect beneficial owner of the common shares and other securities in the capital of US Gold and/or Minera Andes, as the case may be, (together with any options or other rights to acquire any of the foregoing securities, collectively, the "Shares") as set out in Schedule A hereto;

        AND WHEREAS each Shareholder understands that US Gold and Minera Andes are, concurrently with the execution and delivery of this Agreement, executing and delivering the Arrangement Agreement dated the date hereof (the "Arrangement Agreement") providing for the combination of the businesses of US Gold and Minera Andes pursuant to a plan of arrangement;

        AND WHEREAS this Agreement sets out the terms and conditions of the agreement of such Shareholder (i) to vote its Shares or cause the same to be voted in favour of the US Gold Resolution (as defined in the Arrangement Agreement) and the Arrangement Resolution (as defined in the Arrangement Agreement), as the case may be, and (ii) to abide by the other restrictions and covenants set forth herein;

        AND WHEREAS such Shareholder acknowledges that US Gold and Minera Andes would not enter into the Arrangement Agreement but for the execution and delivery of this Agreement by such Shareholder;

        AND WHEREAS the foregoing recitals are made by a Shareholder only with respect to itself and its Shares and, for greater certainty, are not made in relation to any other Shareholder or any other Shares;

        NOW THEREFORE this Agreement witnesses that, in consideration of the premises and the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

1.1   Definitions

        All terms used in this Agreement and not otherwise defined shall have the respective meanings ascribed to them in the Arrangement Agreement.

 ARTICLE 2
COVENANTS OF THE SHAREHOLDER

2.1   General

        Each of the Shareholders hereby severally, and not jointly or jointly and severally, irrevocably covenants and agrees in favour of US Gold and Minera Andes that, from the date hereof until the earlier of (i) the Effective Date and (ii) the termination of this Agreement in accordance with Article 4, except as permitted by this Agreement, such Shareholder will:

  (a)
  not, directly or indirectly, through any officer, director, employee, investment banker, representative or agent of Shareholder or its subsidiaries (collectively, the "Representatives"), or otherwise: (i) solicit, assist, initiate, induce, knowingly encourage or otherwise facilitate (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) any inquiries, proposals or offers relating to, or that would reasonably be expected to lead to, any Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations with any Person regarding, or that would reasonably be expected to lead to, any Acquisition Proposal, (iii) furnish to any Person any information with respect to, or otherwise co-operate in any way with, or assist or participate in, facilitate or knowingly encourage, any effort or attempt by any other Person to make an Acquisition Proposal, or that would reasonably be expected to lead to an Acquisition Proposal, (iv) approve, accept, endorse or recommend, or propose publicly to accept, approve, endorse or recommend any Acquisition Proposal, or (v) accept or enter into or publicly propose to accept or enter into, any letter of intent, agreement (including a confidentiality or standstill agreement), understanding or arrangement, oral or written, in respect of, that is intended to result in, or would reasonably be expected to lead to an Acquisition Proposal;

  (b)
  immediately cease and cause its Representatives to cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Persons with respect to any Acquisition Proposal;

  (c)
  shall immediately (and in any event within 24 hours after it has received any inquiry, proposal or request) notify US Gold and Minera Andes of any Acquisition Proposal or of any inquiry, proposal or request for non-public information that it or any of its Representatives receives relating to the Target Party or any of its Subsidiaries in connection with an Acquisition Proposal or for access to the properties, books or records of the Target Party or any of its Subsidiaries' by any Person or entity that informs it or any of its Representatives that such Person or entity is considering making, or has made, an Acquisition Proposal, such notice to be made, from time to time, first immediately orally and then promptly in writing, and shall indicate the identity of the Person making such proposal, inquiry or contact and all material terms and such other details of the proposal, inquiry or contact known to Shareholder as US Gold or Minera Andes may reasonably request;

  (d)
  not, directly or indirectly, option, sell, transfer, pledge, encumber, grant a security interest in, hypothecate or otherwise convey (including by way of any derivative transaction or otherwise) any Shares, or any right or interest therein (legal or equitable), to any Person or group or agree to do any of the foregoing, provided, however, that notwithstanding the foregoing, such Shareholder may, with the consent of US Gold and Minera Andes, transfer the Shares to any trust for the direct or indirect benefit of such Shareholder or to any immediate family member of such Shareholder, provided that such transferee (including the trustee of the trust, if applicable) agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value;

  (e)
  not grant or agree to grant any proxy or other right to vote any Shares, or enter into any voting trust, vote pooling or other agreement with respect to the right to vote, and any action attempted to be taken in violation of the foregoing will be null and void;

  (f)
  not take any action of any kind which might reasonably be regarded as likely to prevent, reduce the success of, or delay or interfere with the completion of, the Arrangement and the other transactions contemplated by the Arrangement Agreement;

  (g)
  hereby irrevocably waive to the fullest extent permitted by law any and all rights of such Shareholder to dissent or exercise appraisal rights with respect to any resolution relating to the approval of the Arrangement (including the Arrangement Resolution and the US Gold Resolution) and not exercise any such right with respect to any such resolution;

  (h)
  in the event that any transaction other than the Arrangement is presented for approval of or acceptance by the securityholders of US Gold or Minera Andes, not, directly or indirectly, vote in favour of, accept, assist or otherwise further the successful completion of such transaction or purport to tender or deposit into any such transaction any of the Shares;

  (i)
  hereby agree that any shares or other securities of US Gold or Minera Andes (or rights or options to acquire any such securities) as to which legal or beneficial ownership or the right to vote or the right of disposition is acquired by such Shareholder after the date hereof shall be deemed to be subject to the terms hereof as Shares;

  (j)
  take all such steps as are necessary or advisable to ensure that at and immediately prior to the Effective Time, its Shares will be held by such Shareholder with good and marketable title thereto, free and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands of any nature or kind whatsoever, and will not be subject to any shareholders' agreements, voting trust or similar agreements or any option, right or privilege (whether by law, pre-emptive or contractual) capable of becoming a shareholders' agreement, voting trust or other agreement affecting such Shares or the ability of any holder thereof to exercise all ownership rights thereto, including the voting of any such Shares; and

  (k)
  not commence or participate in, and shall, and hereby agrees to, take all reasonable actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against US Gold, Minera Andes or any of their respective subsidiaries (or any of their respective successors) relating to the negotiation, execution and delivery of this Agreement or the Arrangement Agreement or the consummation of the transactions contemplated thereby.

2.2   Voting of the Shares

        Each Shareholder hereby irrevocably covenants and agrees in favour of US Gold and Minera Andes that, from the date hereof until the earlier of (i) the Effective Date and (ii) the termination of this Agreement in accordance with Article 4, except as otherwise permitted by this Agreement, at any meeting (whether annual or special, and at each adjourned or postponed meeting) or any consent process of the shareholders of US Gold or Minera Andes, as applicable, such Shareholder will:

  (a)
  appear at such meeting or otherwise cause all of its Shares to be counted as present thereat for purposes of calculating a quorum or other minimum participation requirement, and respond to each request for written consent, if any; and

  (b)
  vote or consent or cause to be voted or consented by or on behalf of such Shareholder all of the Shares and all other voting securities of or equity interests in US Gold or Minera Andes, as applicable,

    (i)
    in favour of approval and adoption of the US Gold Resolution and the Arrangement Resolution, as the case may be, and any other resolutions or transactions proposed by the boards of directors of US Gold and Minera Andes, as the case may be, in connection with the Arrangement;

    (ii)
    against approval of any proposal made in opposition to or competition with or which otherwise interferes with or prevents the consummation of the Arrangement;

    (iii)
    against any action or proposal that is intended to, or is reasonably likely to, result in any of the conditions of the obligations of US Gold or Minera Andes under the Arrangement Agreement not being fulfilled; and

    (iv)
    against any action which would reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect consummation of the transactions contemplated by the Arrangement Agreement.

2.3   Proxy

  (a)
  SOLELY FOR THE PURPOSE OF ALLOWING ENFORCEMENT OF SHAREHOLDER'S OBLIGATIONS UNDER SECTION 2.2, SHAREHOLDER HEREBY IRREVOCABLY GRANTS TO, AND APPOINTS LEANNE BAKER and MICHAEL STEIN SHAREHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF SHAREHOLDER, TO VOTE SHAREHOLDER'S SHARES, OR GRANT A CONSENT OR APPROVAL IN RESPECT OF SUCH SHARES, AT ANY MEETING OF SHAREHOLDERS OF US GOLD OR MINERA ANDES OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR IN ANY OTHER CIRCUMSTANCES, INCLUDING ACTION BY WRITTEN CONSENT, UPON WHICH THEIR VOTE, CONSENT OR OTHER APPROVAL IS SOUGHT, (i) FOR THE US GOLD RESOLUTION AND/OR THE ARRANGEMENT RESOLUTION, AS THE CASE MAY BE, AND ANY OTHER RESOLUTIONS OR TRANSACTIONS PROPOSED BY THE BOARDS OF DIRECTORS OF US GOLD AND MINERA ANDES, AS THE CASE MAY BE, IN CONNECTION WITH THE ARRANGEMENT AND (ii) AGAINST ANY PROPOSAL INCONSISTENT WITH THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THE ARRANGEMENT AGREEMENT.

  (b)
  SHAREHOLDER REPRESENTS THAT ANY PROXIES HERETOFORE GIVEN IN RESPECT OF SHAREHOLDER'S SHARES ARE NOT IRREVOCABLE, AND THAT ANY SUCH PROXIES ARE HEREBY REVOKED.

  (c)
  SHAREHOLDER HEREBY AFFIRMS THAT THE PROXY SET FORTH IN THIS SECTION 2.4 IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL SUCH TIME AS THIS AGREEMENT TERMINATES IN ACCORDANCE WITH ITS TERMS. SHAREHOLDER HEREBY FURTHER AFFIRMS THAT THE PROXY IS GIVEN IN CONNECTION WITH THE EXECUTION OF THE ARRANGEMENT AGREEMENT, AND THAT SUCH PROXY IS GIVEN TO SECURE THE PERFORMANCE OF THE DUTIES OF SHAREHOLDER UNDER THIS AGREEMENT.

  (d)
  SHAREHOLDER HEREBY AGREES TO DELIVER TO MINERA ANDES AND/OR US GOLD ANY OTHER PROXY IN CONNECTION WITH THE ARRANGEMENT AS MINERA ANDES AND US GOLD MAY JOINTLY REQUEST WITHIN TWO BUSINESS DAYS OF SUCH REQUEST.

 ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1   Representations and Warranties of the Shareholder

        Each of the Shareholders hereby severally, and not jointly or jointly and severally, represents and warrants to US Gold and Minera Andes as follows, and acknowledges that US Gold and Minera Andes are relying upon such representations and warranties in entering into this Agreement:

  (a)
  Incorporation.    If such Shareholder is a corporation or other legal entity, such Shareholder is a subsisting corporation or other entity under the laws of its incorporating jurisdiction. Such Shareholder has all necessary power, authority, capacity and right to enter into this Agreement and to carry out each of its obligations under this Agreement.

  (b)
  Authorization.    This Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes a legal, valid and binding agreement enforceable against such Shareholder in accordance with its terms, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings, the equitable power of the courts to stay proceedings before them and the execution of judgments and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

  (c)
  Ownership of Shares.    Such Shareholder is the direct or indirect beneficial owner of the Shares, with good and marketable title thereto, free and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever. Such Shareholder is not a party to, bound or affected by or subject to, any charter or by-law, contract, provision, statute, regulation, judgment, order, decree or law which would in any material respect be violated, contravened, breached by, or under which any material default would occur as a result of, the execution and delivery of this Agreement or the consummation of any of the transactions provided for in this Agreement.

  (d)
  No Agreements.    No Person has or will have any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of such Shares, or any interest therein or right thereto, except pursuant to the Arrangement Agreement.

  (e)
  Voting.    Other than pursuant to this Agreement, none of the Shares is subject to any proxy, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind.

  (f)
  Consents.    No consent, waiver, approval, authorization, exemption, registration, licence or declaration of or by, or filing with, or notification to any Governmental Entity which has not been made or obtained is required to be made or obtained by such Shareholder in connection with (i) the execution and delivery by such Shareholder and enforcement against such Shareholder of this Agreement or (ii) the consummation of any transactions by such Shareholder provided for herein, except for, in either case, the filing of insider trading reports under applicable securities legislation.

  (g)
  Legal Proceedings.    There are no legal proceedings in progress or pending by or before any Governmental Entity or threatened against such Shareholder or any of its affiliates that would adversely affect in any manner the ability of such Shareholder to enter into this Agreement and to perform its obligations hereunder or the title of such Shareholder to any of its Shares and there is no judgment, decree or order against such Shareholder that would adversely affect in any manner the ability of such Shareholder to enter into this Agreement and to perform its obligations hereunder or the title of such Shareholder to any of its Shares.

  (h)
  No Other Securities.    The only securities of US Gold or Minera Andes that are beneficially owned or controlled, directly or indirectly, by such Shareholder are its Shares and any options set out in Schedule A hereto, such Shareholder has no other agreement or option, or right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase or acquisition by such Shareholder or transfer to such Shareholder of additional securities of US Gold or Minera Andes.

3.2   Representations and Warranties of US Gold and Minera Andes

        Each of US Gold and Minera Andes hereby severally, and not jointly or jointly and severally represents and warrants to each Shareholder as follows, and acknowledges that each Shareholder is relying upon such representations and warranties in entering into this Agreement:

  (a)
  Power and Authority.    It has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

  (b)
  Authorization.    The execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereunder have been duly authorized and this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding agreement enforceable against it in accordance with its terms, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings, the equitable power of the courts to stay proceedings before them and the execution of judgments and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought; and

  (c)
  Consents.    No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity which has not been received or made is required in connection with the execution and delivery of this Agreement by it, except as provided in the Arrangement Agreement.

ARTICLE 4
TERMINATION

4.1   Automatic Termination

        Unless extended by mutual agreement of the Shareholders, US Gold and Minera Andes, this Agreement shall automatically terminate upon the earliest of:

  (a)
  the termination of the Arrangement Agreement in accordance with its terms; or

  (b)
  the Effective Time.

4.2   Agreement to Terminate

        This Agreement may be terminated with respect to one or more Shareholders by a written instrument executed by each of US Gold, Minera Andes and such Shareholder or Shareholders.

4.3   Effect of Termination

        If this Agreement is terminated in accordance with this Article 4, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of the representations, warranties, obligations, terms or conditions of this Agreement which occurred prior to such termination in which case any party to this Agreement shall be entitled to pursue any and all remedies at law or equity which may be available to it.

ARTICLE 5
GENERAL

5.1   No Limit on Fiduciary Duty

        Sections 2.1(a), 2.1(b), 2.1(c) and 2.1(f) of this Agreement do not (i) restrict, limit or prohibit a Shareholder from exercising his or her fiduciary duties in his or her capacity as an officer or director of US Gold or Minera Andes under applicable law, including taking any actions, or causing US Gold or Minera Andes to take any actions, consistent with Section 7.1 or Section 7.2 of the Arrangement Agreement; or (ii) require a Shareholder, in his or her capacity as a director or officer of US Gold or Minera Andes to take any action in contravention of, or omit to take any action pursuant to, the exercise of their fiduciary duties as an officer or director of US Gold or Minera Andes, provided that such Shareholder shall immediately (and in any event within 24 hours) notify US Gold and Minera Andes if such Shareholder does not comply with Sections 2.1(a), 2.1(b), 2.1(c) or 2.1(f) of this Agreement in reliance on this Section 5.1.

5.2   Further Assurances

        Each party hereto shall, from time to time and at all times hereafter, at the request of any other party hereto, but without further consideration, do all such further acts, and execute and deliver all such further documents and instruments as may be reasonably required in order to fully perform and carry out the terms and intent hereof.

5.3   Disclosure

        Each Shareholder hereby authorizes US Gold and Minera Andes to publish and disclose in any announcement or disclosure required by United States or Canadian securities laws or applicable stock exchange rules and in any proxy statement prepared in connection with the Arrangement such Shareholder's identity and ownership of the Shares and the nature of such Shareholder's obligations under this Agreement.

5.4   Assignment

        The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that a Shareholder may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of US Gold and Minera Andes and any attempted assignment without such consent shall be null and void without effect; and provided, further, that US Gold or Minera Andes may assign its respective rights or obligations hereunder to any direct or indirect wholly-owned subsidiary (or any successor thereto) without the prior written consent of the parties hereto.

5.5   Governing Law

        This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (without regard to conflict of laws principles), except for the matters subject to the Colorado Business Corporation Act (including duties of the Board of Directors of US Gold), which shall be governed by and in accordance with the Colorado Business Corporation Act.

5.6   Entire Agreement

        This Agreement, including the schedules hereto and the provisions of the Arrangement Agreement incorporated herein by reference, constitutes the entire agreement and understanding between and among the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, representation or understanding with respect thereto.

5.7   Amendments

        This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by US Gold, Minera Andes and any affected Shareholder.

5.8   Notices

        All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of (a) the date delivered if delivered personally, or by facsimile or email, upon confirmation of receipt, (b) the first Business Day following the date of dispatch if delivered by a recognized next day courier service, or (c) the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

  (a)
  if to US Gold :

    US Gold Corporation
    99 George Street, 3rd Floor
    Toronto, Ontario, MS4 2N4
    Attention: Perry Ing
    Facsimile: (647) 258-0408

    with a copy, which shall not constitute notice for the purposes of this Agreement, to:

    Hogan Lovells US LLP
    One Tabor Centre, Suite 1500
    1200 Seventeenth Street
    Denver, Colorado 80202
    Attention: George Hagerty
    Facsimile: (303) 899-7333

    and to:

    Fraser Milner Casgrain LLP
    77 King Street West, Suite 400
    Toronto, Ontario M5K 0A1
    Attention: Michael Melanson
    Facsimile: (416) 863-4952

    and to:

    Perkins Coie LLP
    1900 Sixteenth Street
    Suite 1400
    Denver, Colorado
    80202-5255
    Attention: Sonny Allison
    Facsimile: (303) 291-2400

    and to:

    Goodmans LLP
    Bay Adelaide Centre
    333 Bay Street
    Suite 3400
    Toronto, Ontario
    M5H 2S7
    Attention: Grant McGlaughlin
    Facsimile: (416) 597-1234

  (b)
  if to Minera Andes:

    Minera Andes Inc.
    99 George Street, 3rd Floor
    Toronto, Ontario, MS4 2N4
    Attention: Perry Ing
    Facsimile: (647) 258-0408

    with a copy, which shall not constitute notice for the purposes of this Agreement, to:

    Lawson Lundell LLP
    Suite 1600 Cathedral Place
    925 West Georgia Street
    Vancouver, British Columbia
    V6C 3L2
    Attention: Gordon Chambers
    Facsimile: (604) 641-2815

    and to:

    Arnold & Porter LLP
    399 Park Avenue
    New York, NY 10022-4690
    Attention: D. Grant Vingoe
    Facsimile: (212) 715-1399

    and to:

    Torys LLP
    79 Wellington Street
    Suite 3000
    Box 270, TD Centre
    Toronto, Ontario
    M5K 1N2
    Attention: Sharon Geraghty and Michael Amm
    Facsimile: (416) 865-7380

  (c)
  if to the Shareholders at the addresses shown on the attached Schedule A

5.9   Specific Performance and other Equitable Rights

        It is recognized and acknowledged that a material breach by any party of any obligations contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Accordingly, in the event of any such breach, any non-breaching party shall be entitled to the granting of the remedy of specific performance of its obligations and interlocutory, preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

5.10 Expenses

        Each of the parties shall pay its respective legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed or prepared pursuant hereto and any other costs and expenses whatsoever and howsoever incurred.

5.11 Severability

        If any one or more of the provisions or parts thereof contained in this Agreement should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, such provisions or parts shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

  (a)
  the validity, legality or enforceability of the remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

  (b)
  the invalidity, illegality or unenforceability of any provision or part thereof contained in this Agreement in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Agreement in any other jurisdiction.

5.12 Time of Essence

        Time shall be of the essence.

5.13 Counterparts

        This Agreement may be executed in counterparts, in original, facsimile or electronic form, each of which shall be deemed an original, and all of which together constitute one and the same instrument.

[Remainder of page intentionally left blank. Signature pages follow.]

        IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

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the presence of:	)
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"Nils Engelstad"	)		"Robert McEwen"

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"Christine E. Ambrose"	)		"Allen Ambrose"

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"Lydia Hanson"	)		"Richard Brissenden"

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	)		"Victor Lazarovici"

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"Kathryn E. Harton"	)		"Allan Marter"

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	)		"Donald Quick"

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"Ita Thompson"	)		"Michael Stein"

Name: Ita Thompson	)	Print	Michael Stein
	)	Name:
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"Nils Engelstad"	)		"Perry Ing"

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"Carlos Liggesmeyer"	)		"James Duff"

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"Erin Patterson"	)		"Nils Engelstad"

Name: Erin Patterson	)	Print	Nils Engelstad
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	)		"Michele Ashby"

Name:	)	Print	Michele Ashby
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	)		"Leanne Baker"

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	)		"Peter Bojtos"

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	)		"Declan Costelloe"

Name:	)	Print	Declan Costelloe
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"Nils Engelstad"	)		"Ian Ball"

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"Nils Engelstad"	)		"Stefan Spears"

Name: Nils Engelstad	)	Print	Stefan Spears
	)	Name:

US GOLD CORPORATION
Per:	"Perry Ing"
Name:	Perry Ing
Title:	Chief Financial Officer
MINERA ANDES INC.
Per:	"Nils Engelstad"
Name:	Nils Engelstad
Title:	Vice President, Corporate Affairs

QuickLinks

VOTING AGREEMENT
ARTICLE 1 INTERPRETATION
ARTICLE 2 COVENANTS OF THE SHAREHOLDER
ARTICLE 3 REPRESENTATIONS AND WARRANTIES
ARTICLE 4 TERMINATION
ARTICLE 5 GENERAL